UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22114

Name of Registrant: Vanguard Montgomery Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2012 – December 31, 2012

Item 1: Reports to Shareholders

Annual Report | December 31, 2012
Vanguard Market Neutral Fund

> For the year ended December 31, 2012, Investor Shares of Vanguard Market Neutral Fund returned –1.50%.

> The fund trailed its benchmark index and its peer group.

> The financial sector was a major source of disappointing returns.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	30
About Your Fund’s Expenses.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Our cover photograph shows rigging on the HMSSurprise, a replica of an 18th-century Royal Navy frigate. It was featured in the 2003 movie Master and Commander: The Far Side of the World, which was based on Patrick O’Brian’s sea novels, set amid the Napoleonic Wars. Vanguard was named for another ship of that era, the HMSVanguard, which was the flagship of British Admiral Horatio Nelson at the Battle of the Nile.

Your Fund’s Total Returns

Fiscal Year Ended December 31, 2012
Total
Returns
Vanguard Market Neutral Fund
Investor Shares	-1.50%
Institutional Shares	-1.39
Citigroup Three-Month U.S. Treasury Bill Index	0.07
Equity Market Neutral Funds Average	0.98

Equity Market Neutral Funds Average: Derived from data provided by Lipper Inc.
Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
December 31, 2011, Through December 31, 2012
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Market Neutral Fund
Investor Shares	$10.36	$10.16	$0.045	$0.000
Institutional Shares	10.33	10.10	0.086	0.000

Chairman’s Letter

Dear Shareholder,

Investor Shares of Vanguard Market Neutral Fund returned –1.50% in 2012, and Institutional Shares returned –1.39%. The fund’s results trailed the return of its benchmark index (0.07%) and the average return of its peer group (0.98%).

The fund relies on computer models to identify the most and least attractive stocks in each sector and industry group. On balance, these models worked well in 2012. The fund’s subpar return reflected poor stock selection in the financial sector, which undermined an otherwise solid performance.

If you own the fund in a taxable account, you may wish to view the information on after-tax returns that appears later in this report.

With help from central banks, stocks posted strong results
Stocks around the world recorded double-digit gains for the 12 months ended December 31, with international stocks faring even better than their U.S. counterparts.

European stocks shook off investors’ concerns to deliver some of the best results, rising about 19% compared with about 16% for U.S. stocks. The rally came as European central bankers moved to address worries about the finances of governments and banks. Still, Vanguard economists expect Europe to remain a trouble spot, with occasional spikes in market volatility, as fiscal tightening persists in the face of weak economic growth.

In the United States, the Federal Reserve continued buying bonds and mortgage-backed securities to try to stimulate growth. The Fed’s actions seemed to buoy both stock and bond returns.

Attention to the nation’s considerable budget challenges intensified as 2012 drew to a close. The focus on the “fiscal cliff” led to nervousness in the markets before policymakers reached a limited tax-rate agreement on the cusp of the new year. The compromise legislation, which President Barack Obama signed into law on January 2, addressed some immediate concerns, but a credible long-term deficit-reduction strategy had yet to be crafted to resolve the nation’s fiscal imbalance and open the way for growth.

Bond returns were solid, but challenges lie ahead
The broad U.S. taxable bond market returned about 4% for the 12 months. Municipal bonds performed especially well, returning more than 6%.

As bond prices rose, the yield of the 10-year U.S. Treasury note slipped to a record low in July, closing below 1.5%. (Bond yields and prices move in opposite directions.) By the end of the period, the yield had climbed, but it remained exceptionally low by historical standards.

Market Barometer

		Average Annual Total Returns
	Periods Ended December 31, 2012
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	16.42%	11.12%	1.92%
Russell 2000 Index (Small-caps)	16.35	12.25	3.56
Russell 3000 Index (Broad U.S. market)	16.42	11.20	2.04
MSCI All Country World Index ex USA (International)	16.83	3.87	-2.89

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	4.21%	6.19%	5.95%
Barclays Municipal Bond Index (Broad tax-exempt market)	6.78	6.57	5.91
Citigroup Three-Month U.S. Treasury Bill Index	0.07	0.08	0.44

CPI
Consumer Price Index	1.74%	2.06%	1.80%

Although bonds can provide critical diversification benefits to a portfolio, their prospects look much less promising than they had in recent years. As yields have tumbled, the opportunity for future bond price appreciation has greatly diminished. (You can read more about our expectations for bond and stock returns in Vanguard’s Economic and Investment Outlook, available at vanguard.com/research.)

As it has since late 2008, the Fed held its target for short-term interest rates between 0% and 0.25%, which kept a tight lid on returns from money market funds and savings accounts.

Financial sector stock selections had a major impact on performance
The Market Neutral Fund is essentially two portfolios of equal value: a portfolio of stocks that the fund owns (its “long” portfolio) and another of stocks that it borrows and then sells (its “short” portfolio).

The fund’s advisor, Vanguard Equity Investment Group, uses quantitative models to identify the most attractive candidates for purchase and for sale. For the long portfolio, it seeks to buy undervalued stocks in the expectation that their prices will rise. For the short portfolio, it looks for stocks that it expects to decline in price. The advisor then borrows these stocks and sells them, hoping to repurchase them later at a lower price. When all goes according to plan, the difference between the higher sale price and the lower purchase price produces a positive return for the short portfolio.

The goal of this approach is to insulate the fund from broad market movements, which are “neutralized” by the combination of longs and shorts. Returns are driven strictly by the advisor’s success in identifying the most undervalued and overvalued stocks in each sector and industry.

During the year, the advisor’s stock-selection method worked well for materials and energy stocks, especially in the fund’s long holdings. In the materials sector, these included stocks of chemical and fertilizer companies. Bright spots in the energy sector included stocks of energy exploration and production companies.

The fund’s short holdings of information technology stocks, especially firms in the software and services business, hurt returns. The largest detractor, however, was the financial sector, where the fund’s performance was hurt by outsized moves in the prices of two holdings in particular, one in the long portfolio and one in the short portfolio. The Advisor’s Report discusses this and other 2012 results in more detail.

Short-term results curb long-term results
The fund’s 2012 results weighed on its long-term performance. Its ten-year average annual return of 0.79% for Investor Shares trailed those of its benchmark (1.69%) and its peers (1.65%).

Over time, we’re confident that the fund’s results will be driven primarily by successful implementation of its long-short strategy. We also expect that unfavorable events—such as those that affected 2012’s fund return—and favorable events will balance each other out.

Gus Sauter united traditional values with pioneering investment acumen
When I was interviewing for a job at Vanguard in the mid-1980s, Jack Brennan, who would go on to become our chairman and CEO and is now chairman emeritus, described Vanguard as “a company with the intellectual rigor of Wall Street but with Midwestern values.”

I’m reminded of that when I think about Gus Sauter’s 25-year career at Vanguard. Gus retired as our chief investment officer at the end of December, having set the highest of standards for both intellectual achievement and devotion to doing the right thing for clients, colleagues, and community.

Total Returns
Ten Years Ended December 31, 2012
Average
Annual Return
Market Neutral Fund Investor Shares	0.79%
Citigroup Three-Month U.S. Treasury Bill Index	1.69
Equity Market Neutral Funds Average	1.65
Equity Market Neutral Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Gus played a pivotal role in transforming indexing from a novelty to an investing mainstay, a change that has benefited all investors. In addition, he developed our active quantitative equity strategies, oversaw the growth of our industry-leading expertise in fixed income, and ultimately helped Vanguard to become a global investment manager responsible for $2 trillion in client assets.

As for the Midwestern values, Gus—a native of Ohio, incidentally—served our clients with a dedication to thrift, candor, and common sense that has helped make Vanguard what it is. His colleagues knew that in any situation they could count on him to keep a level-headed, long-term outlook. Just two weeks after he started at Vanguard, he helped guide us through

Investment insight

That doesn’t look like a Vanguard expense ratio! The average expense ratio for Vanguard funds is a slender 0.20% of assets. Vanguard Market Neutral Fund’s expense ratio weighs in at an un-Vanguard-like 1.71%. Much of the difference reflects the unusual costs associated with short sales. The fund’s day-to-day operating costs remain modest.

In its short portfolio, as explained in the accompanying Chairman’s Letter, the Market Neutral Fund sells borrowed shares. It may have to pay fees associated with borrowing those shares. The biggest expense, however, is payments the fund must make to the lenders for any dividends paid by those stocks, which the lenders are entitled to while the stocks are on loan. The advisor’s expectation, of course, is that the profits earned from its short sales will more than compensate for the costs of executing them. In the meantime, these payments are tallied as fund expenses, amplifying the expense ratio.

Competing funds must follow the same practice. The chart below breaks the expense ratio into two components: expenses associated with short sales and the more familiar operating costs.

the stock market crash of 1987. Some 20 years later, he helped us navigate the financial crisis of 2008–2009.

An important aspect of Gus’s legacy is the team of world-class investment professionals that he cultivated at Vanguard. That team is now led by Tim Buckley, who oversaw our services for individual investors before becoming chief investment officer. I am confident that Tim will not only carry on Gus’s legacy, but also—as Gus himself put it—take Vanguard investment management to the next level.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
January 18, 2013

Advisor’s Report

For the fiscal year, Vanguard Market Neutral Fund returned –1.50%, underperforming its benchmark, the Citigroup Three-Month U.S. Treasury Bill Index. Of course, the fund’s portfolio is fundamentally different from an investment in 3-month Treasury bills, which are deemed safe, fixed-return securities backed by the full faith and credit of the U.S. government. The fund invests in equity market securities and therefore will be substantially more volatile than an investment in Treasury bills. Although its 12-month return is disappointing, the fund’s shortfall is within an expected variation range given its risk profile.

To better understand the fund’s performance for the year, it helps to review our process. The quantitative approach to investing that we apply focuses on specific stock fundamentals. Because we believe there is no single indicator for identifying outperforming stocks, we diversify across multiple factors:

• Valuation, which measures the price we pay for earnings and cash flows.

• Growth, which considers the growth of earnings when evaluating how much we pay for them.

• Management decisions, which looks at the actions taken by company managers who, privy to their knowledge of a firm’s prospects and earnings, signal their opinions of its future.

• Market sentiment or momentum, which captures how investors reflect their opinions of a company through their activity in the market.

• Quality, which measures balance sheet strength and the sustainability of earnings.

Our portfolio construction approach to the Market Neutral Fund uses these indicators to buy (go “long” on) stocks that we believe are undervalued and to sell (“short”) those that we believe to be overvalued.

Through this process, we strive to create a portfolio that is neutral with respect to overall stock market risk. One factor we monitor to control this neutrality is beta, which is a measure of a stock’s volatility relative to that of the broad stock market. While a traditional long-only equity portfolio that does not seek to achieve market neutrality can typically be expected to produce a beta that would on average be centered on 1.0, our process balances our long and short positions to target a beta of 0.0 (market neutrality). The fund has been successful in achieving this goal.

As of the end of the most recent fiscal year, the three-year beta for the fund relative to a broad equity benchmark (the Russell 1000 Index) was 0.02.

Our analysis for the 12-month period reveals that our stock selection model was effective as a whole: Our Quality, Management decisions, Growth, and Valuation models were positive, while the Market sentiment (momentum) model detracted.

Our negative performance was attributable mainly to shorter-term idiosyncratic effects. For example, the largest detractor on the short side was Ocwen Financial Corp., a mortgage-servicing firm. Our model identified it as having poor fundamentals, as revealed by both its balance sheet and income statement, but the stock gained more than 100% for the year. The company’s performance was affected more by acquisitions that were viewed favorably by investors than by the fundamental factors we analyze.

On the long side, our largest loss was Knight Capital Group. The firm, which provides trade execution services, has historically been a leader in its industry and was attractively ranked relative to its peers. But it experienced a drop in price of more than 70% over the course of a few days in the aftermath of a software glitch in its systems. These two names had a disproportionate effect on a portfolio of more than 200 securities.

We expect that, over longer time horizons, the portfolio’s performance will balance out such company-specific events and better reflect our ability to select attractive stocks on an aggregate level. For this reason, we generally use a longer time period for performance evaluation, such as three or more years. For the three years ended December 31, the fund outperformed its benchmark by 1.59 percentage points on an average annual basis.

Our overall stock selection was mixed across sectors. We saw the greatest value added in the materials and energy sectors, where our long positions outpaced the short positions by 2.43 and 2.37 percentage points, respectively. In materials, top contributions came from a long position in Westlake Chemical Corp. and a short holding in Stillwater Mining Co. In energy, a long position in Western Refining and a short holding in Cobalt International Energy helped most.

We underperformed in financials and information technology, as our short positions outpaced our long holdings by 1.57 and 0.70 percentage points, respectively. The results in financials can largely be attributed to Ocwen Financial and Knight Capital, as indicated above.

Since the end of the 2008 market decline, investors have been rewarded with attractive returns across asset classes. However, even with the recent avoidance of the “fiscal cliff” at year-end, many serious issues remain. Sluggish economic growth here or abroad, unresolved fiscal deficit and debt levels, high unemployment, and an ambiguous corporate profit picture may leave us with low investor confidence and higher volatility for the near term. While we cannot predict the impact of broad economic or political events on the markets, we are confident that our strategy to capture the spread between undervalued and overvalued stocks will produce worthwhile returns for long-term investors and continue to play an important role in a diversified investment plan.

We thank you for your investment and look forward to the new fiscal year.

James D. Troyer, CFA, Principal, Portfolio Manager

James P. Stetler, Principal, Portfolio Manager

Michael R. Roach, CFA, Portfolio Manager

Vanguard Equity Investment Group

January 9, 2013

Market Neutral Fund

Fund Profile
As of December 31, 2012

Share-Class Characteristics
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VMNFX	VMNIX
Total Expense Ratio[1]	1.71%	1.61%
Management Expenses	0.18%	0.10%
Dividend Expenses on
Securities Sold Short[2]	1.30%	1.30%
Borrowing Expenses on
Securities Sold Short[2]	0.14%	0.14%
Other Expenses	0.09%	0.07%

Portfolio Characteristics
	Long	Short
	Portfolio	Portfolio
Number of Stocks	240	233
Median Market Cap	$3.6B	$4.1B
Price/Earnings Ratio	13.7x	25.2x
Price/Book Ratio	1.9x	1.9x
Return on Equity	10.9%	13.4%
Earnings Growth Rate	10.0%	4.0%
Foreign Holdings	2.3%	1.8%

Fund Characteristics
Turnover Rate	89%
Short-Term Reserves	5.2%

Volatility Measures
		DJ U.S.
	Citigroup	Total
	Three-Month	Market
	U.S. Treasury	FA
	Bill Index	Index
R-Squared	0.00	0.01
Beta	-11.07	0.02

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Sector Diversification (% of equity exposure)
	Long	Short
	Portfolio	Portfolio
Consumer Discretionary	16.0%	15.0%
Consumer Staples	4.7	5.2
Energy	6.9	7.3
Financials	15.7	15.3
Health Care	8.6	7.8
Industrials	16.9	16.7
Information Technology	18.1	19.0
Materials	7.0	7.1
Telecommunication Services	1.2	1.1
Utilities	4.9	5.5

1 The total expense ratios shown are from the prospectus dated April 27, 2012, and represent estimated costs for the current fiscal year. For the fiscal year ended December 31, 2012, the total expense ratios were 1.88% for Investor Shares and 1.78% for Institutional Shares.
2 In connection with a short sale, the fund may receive income or be charged a fee based on the market value of the borrowed stock. When a cash dividend is declared on a stock the fund has sold short, the fund is required to pay an amount equal to that dividend to the party from which the fund borrowed the stock and to record the payment of the dividend as an expense.

Market Neutral Fund

Ten Largest Holdings[1] (% of total net assets)
Long Portfolio
Brunswick Corp.	Leisure Equipment &
	Products	0.6%
Terex Corp.	Construction & Farm
	Machinery & Heavy
	Trucks	0.6
Western Digital Corp.	Computer Storage &
	Peripherals	0.6
PPG Industries Inc.	Diversified Chemicals	0.6
Marathon Petroleum	Oil & Gas Refining &
Corp.	Marketing	0.6
Mine Safety Appliances	Office Services &
Co.	Supplies	0.6
Amerco Inc.	Trucking	0.6
Tesoro Corp.	Oil & Gas Refining &
	Marketing	0.6
Valero Energy Corp.	Oil & Gas Refining &
	Marketing	0.6
Helix Energy Solutions	Oil & Gas Equipment
Group Inc.	& Services	0.6
Top Ten		6.0%

Ten Largest Holdings[1] (% of total net assets)
Short Portfolio
Compuware Corp.	Application
	Software	0.6%
Visteon Corp.	Auto Parts &
	Equipment	0.6
CoStar Group Inc.	Internet Software &
	Services	0.6
TFS Financial Corp.	Thrifts & Mortgage
	Finance	0.6
FleetCor Technologies	Data Processing &
Inc.	Outsourced
	Services	0.6
Genworth Financial Inc.	Multi-line Insurance
Class A		0.6
FLIR Systems Inc.	Electronic
	Equipment &
	Instruments	0.6
Sealed Air Corp.	Paper Packaging	0.6
Precision Castparts Corp.	Aerospace &
	Defense	0.6
Chipotle Mexican Grill	Restaurants
Inc. Class A		0.6
Top Ten		6.0%

1 The holdings listed exclude any temporary cash investments and equity index products.

Market Neutral Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: December 31, 2002, Through December 31, 2012
Initial Investment of $250,000

		Average Annual Total Returns
	Periods Ended December 31, 2012
				Final Value
	One	Five	Ten	of a $250,000
	Year	Years	Years	Investment
Market Neutral Fund Investor Shares	-1.50%	-3.09%	0.79%	$270,416
Citigroup Three-Month U.S. Treasury
Bill Index	0.07	0.44	1.69	295,602
Equity Market Neutral Funds Average	0.98	-0.19	1.65	294,409
Dow Jones U.S. Total Stock Market
Float Adjusted Index	16.38	2.21	7.95	537,101

Equity Market Neutral Funds Average: Derived from data provided by Lipper Inc.

				Final Value
	One	Five	Ten	of a $5,000,000
	Year	Years	Years	Investment
Market Neutral Fund Institutional Shares	-1.39%	-3.02%	0.98%	$5,511,738
Citigroup Three-Month U.S. Treasury Bill
Index	0.07	0.44	1.69	5,912,043
Dow Jones U.S. Total Stock Market Float
Adjusted Index	16.38	2.21	7.95	10,742,011

See Financial Highlights for dividend and capital gains information.

Market Neutral Fund

Fiscal-Year Total Returns (%): December 31, 2002, Through December 31, 2012

Market Neutral Fund

Financial Statements

Statement of Net Assets
As of December 31, 2012

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks—Long Positions (95.2%)
Consumer Discretionary (15.3%)
†	Brunswick Corp.	38,200	1,111
* †	PulteGroup Inc.	56,150	1,020
†	Cooper Tire & Rubber Co.	40,075	1,016
†	Cinemark Holdings Inc.	37,700	979
†	Comcast Corp. Class A	26,100	976
* †	Marriott Vacations
	Worldwide Corp.	23,300	971
†	Macy’s Inc.	24,600	960
*	Papa John’s
	International Inc.	17,400	956
†	Gannett Co. Inc.	52,600	947
	Expedia Inc.	15,200	934
†	Cracker Barrel Old
	Country Store Inc.	14,500	932
†	Dillard’s Inc. Class A	10,970	919
* †	O’Reilly Automotive Inc.	10,200	912
†	Marriott International Inc.
	Class A	24,200	902
	American Eagle
	Outfitters Inc.	42,700	876
†	Brinker International Inc.	28,000	868
†	Buckle Inc.	19,300	862
* †	Coinstar Inc.	16,350	850
†	Foot Locker Inc.	26,400	848
†	Polaris Industries Inc.	9,990	841
	Thor Industries Inc.	22,455	840
	Wyndham Worldwide Corp.	14,240	758
	Dana Holding Corp.	48,480	757
*	Jarden Corp.	13,500	698
	TJX Cos. Inc.	16,100	683
†	Domino’s Pizza Inc.	13,950	608
	Virgin Media Inc.	16,200	595
*	Delphi Automotive plc	13,800	528
*	ANN Inc.	15,100	511
	Gap Inc.	14,600	453
*	Goodyear Tire & Rubber Co.	31,500	435
	Churchill Downs Inc.	5,300	352

			Market
			Value
		Shares	($000)
	Harley-Davidson Inc.	6,500	317
	PetSmart Inc.	3,100	212
	Chico’s FAS Inc.	11,000	203
	Valassis Communications Inc.	7,800	201
*	Hanesbrands Inc.	5,600	201
	PVH Corp.	1,800	200
*	Grand Canyon Education Inc.	8,200	192
*	Lamar Advertising Co.
	Class A	3,800	147
*	Vitamin Shoppe Inc.	2,300	132
*	Genesco Inc.	2,000	110
			27,813
Consumer Staples (4.5%)
* †	Pilgrim’s Pride Corp.	139,600	1,012
†	CVS Caremark Corp.	19,800	957
†	Universal Corp.	18,800	938
* †	Dean Foods Co.	56,400	931
†	Reynolds American Inc.	22,400	928
†	Philip Morris
	International Inc.	10,700	895
†	Nu Skin Enterprises Inc.
	Class A	20,400	756
	Ingredion Inc.	7,700	496
*	Rite Aid Corp.	331,500	451
*	Harbinger Group Inc.	57,700	444
	Energizer Holdings Inc.	2,900	232
	Campbell Soup Co.	3,900	136
			8,176
Energy (6.5%)
†	Marathon Petroleum Corp.	16,940	1,067
†	Tesoro Corp.	23,900	1,053
†	Valero Energy Corp.	30,700	1,048
* †	Helix Energy Solutions
	Group Inc.	50,613	1,045
†	Ship Finance
	International Ltd.	61,100	1,016
†	HollyFrontier Corp.	21,350	994
†	Western Refining Inc.	31,980	902
†	Delek US Holdings Inc.	35,600	901

Market Neutral Fund

			Market
			Value
		Shares	($000)
†	Energy XXI Bermuda Ltd.	26,500	853
†	Chevron Corp.	7,700	833
†	Helmerich & Payne Inc.	14,000	784
†	Phillips 66	9,300	494
†	ConocoPhillips	6,400	371
*	Exterran Holdings Inc.	10,800	237
	Marathon Oil Corp.	4,580	140
	Exxon Mobil Corp.	1,400	121
			11,859
Financials (14.9%)
†	Invesco Ltd.	38,700	1,010
* †	American Capital Ltd.	83,200	998
†	JPMorgan Chase & Co.	22,700	998
* †	American International
	Group Inc.	28,100	992
†	Everest Re Group Ltd.	8,900	979
†	Torchmark Corp.	18,850	974
†	American Express Co.	16,900	971
	Montpelier Re Holdings Ltd.	41,300	944
†	Protective Life Corp.	32,950	942
†	Allied World Assurance Co.
	Holdings AG	11,900	938
†	White Mountains
	Insurance Group Ltd.	1,800	927
†	Fifth Third Bancorp	60,900	925
†	KeyCorp	109,700	924
†	CNO Financial Group Inc.	98,300	917
	SunTrust Banks Inc.	32,200	913
†	Discover Financial Services	23,600	910
†	Allstate Corp.	22,500	904
†	US Bancorp	27,900	891
†	PrivateBancorp Inc.	57,900	887
	PartnerRe Ltd.	11,000	885
†	Assurant Inc.	25,400	881
	Regions Financial Corp.	121,500	865
*	Nationstar Mortgage
	Holdings Inc.	27,000	836
	Federated Investors Inc.
	Class B	40,100	811
	Primerica Inc.	26,100	783
	Umpqua Holdings Corp.	63,800	752
	First American
	Financial Corp.	31,200	752
* †	Credit Acceptance Corp.	6,684	680
	CapitalSource Inc.	80,600	611
	HCC Insurance Holdings Inc.	15,500	577
	Goldman Sachs Group Inc.	3,100	395
	Huntington Bancshares Inc.	29,400	188
	Wells Fargo & Co.	5,400	185
	Cathay General Bancorp	5,800	113
			27,258
Health Care (8.2%)
* †	Mylan Inc.	36,500	1,003
†	Omnicare Inc.	27,200	982

			Market
			Value
		Shares	($000)
* †	HealthSouth Corp.	43,975	928
†	Abbott Laboratories	14,100	924
* †	Charles River Laboratories
	International Inc.	24,600	922
* †	PAREXEL International Corp.	30,800	911
†	Eli Lilly & Co.	18,000	888
†	Analogic Corp.	11,900	884
*	Pharmacyclics Inc.	14,750	854
†	Select Medical
	Holdings Corp.	87,500	825
*	Edwards Lifesciences Corp.	8,100	730
*	Isis Pharmaceuticals Inc.	64,900	679
	Chemed Corp.	9,600	658
	West Pharmaceutical
	Services Inc.	11,000	602
	HCA Holdings Inc.	17,155	518
	Warner Chilcott plc Class A	40,900	492
*	Nektar Therapeutics	60,700	450
* †	Magellan Health
	Services Inc.	7,900	387
*	Bruker Corp.	24,300	371
*	Auxilium
	Pharmaceuticals Inc.	16,800	311
*	Sirona Dental Systems Inc.	3,100	200
*	Thoratec Corp.	5,300	199
*	Watson Pharmaceuticals Inc.	2,300	198
			14,916
Industrials (16.1%)
* †	Terex Corp.	39,300	1,105
†	Mine Safety Appliances Co.	24,950	1,066
†	Amerco Inc.	8,350	1,059
* †	US Airways Group Inc.	75,800	1,023
* †	Hertz Global Holdings Inc.	62,600	1,019
* †	USG Corp.	36,000	1,011
* †	Delta Air Lines Inc.	84,600	1,004
* †	Alaska Air Group Inc.	23,200	1,000
†	Huntington Ingalls
	Industries Inc.	22,433	972
†	Mueller Industries Inc.	19,400	971
†	Union Pacific Corp.	7,700	968
* †	EnerSys Inc.	25,700	967
†	Northrop Grumman Corp.	14,230	962
	Trinity Industries Inc.	26,820	961
†	Lockheed Martin Corp.	10,400	960
†	Ingersoll-Rand plc	20,000	959
†	Triumph Group Inc.	14,600	953
†	Cintas Corp.	23,000	941
	Raytheon Co.	15,900	915
	Lincoln Electric Holdings Inc.	18,600	905
†	Chicago Bridge
	& Iron Co. NV	19,300	895
	General Electric Co.	42,600	894
†	GATX Corp.	20,600	892
†	Textron Inc.	35,800	887
†	Manitowoc Co. Inc.	53,900	845

Market Neutral Fund

			Market
			Value
		Shares	($000)
	Equifax Inc.	15,400	833
*	Copart Inc.	28,026	827
	Dun & Bradstreet Corp.	8,800	692
* †	Old Dominion
	Freight Line Inc.	17,550	602
	Robert Half International Inc.	15,870	505
	RR Donnelley & Sons Co.	48,400	436
	Copa Holdings SA Class A	2,500	249
	Allegiant Travel Co. Class A	3,100	228
	Lennox International Inc.	4,200	221
	ITT Corp.	8,900	209
	Exelis Inc.	18,500	208
*	JetBlue Airways Corp.	24,300	139
			29,283
Information Technology (17.2%)
†	Western Digital Corp.	25,200	1,071
* †	CoreLogic Inc.	38,300	1,031
†	Anixter International Inc.	16,000	1,024
* †	CommVault Systems Inc.	14,600	1,018
†	Motorola Solutions Inc.	18,200	1,013
†	MAXIMUS Inc.	16,000	1,012
* †	Ciena Corp.	64,000	1,005
* †	Alliance Data Systems Corp.	6,900	999
* †	Cadence Design
	Systems Inc.	73,900	998
* †	SYNNEX Corp.	28,006	963
*	Freescale
	Semiconductor Ltd.	87,210	960
* †	Parametric
	Technology Corp.	42,400	954
* †	Gartner Inc.	20,200	930
* †	Tech Data Corp.	20,400	929
* †	LSI Corp.	129,900	920
	Lender Processing
	Services Inc.	37,000	911
†	Heartland Payment
	Systems Inc.	30,700	906
*	Vantiv Inc. Class A	43,900	896
	NVIDIA Corp.	72,400	890
†	Booz Allen Hamilton
	Holding Corp.	63,900	889
* †	CACI International Inc.
	Class A	16,000	880
†	Total System Services Inc.	40,900	876
†	IAC/InterActiveCorp	18,200	861
*	EchoStar Corp. Class A	24,800	849
*	Brocade Communications
	Systems Inc.	158,200	843
†	Diebold Inc.	27,000	826
* †	Plexus Corp.	30,600	789
*	Itron Inc.	17,700	789
	AOL Inc.	23,100	684
	Genpact Ltd.	43,050	667
*	Unisys Corp.	30,700	531

			Market
			Value
		Shares	($000)
*	Advanced Micro
	Devices Inc.	217,530	522
	Molex Inc.	18,500	506
†	KLA-Tencor Corp.	10,050	480
*	NCR Corp.	10,800	275
*	Avnet Inc.	7,900	242
	Computer Sciences Corp.	5,900	236
*	Aspen Technology Inc.	8,300	229
*	Symantec Corp.	11,500	216
*	Acxiom Corp.	11,500	201
	Broadridge Financial
	Solutions Inc.	8,500	194
	Harris Corp.	2,500	122
*	Manhattan Associates Inc.	1,700	103
	Maxim Integrated
	Products Inc.	3,400	100
			31,340
Materials (6.7%)
†	PPG Industries Inc.	7,900	1,069
* †	Chemtura Corp.	48,420	1,029
†	Eastman Chemical Co.	14,875	1,012
†	Westlake Chemical Corp.	12,580	998
†	LyondellBasell
	Industries NV Class A	17,300	988
†	Valspar Corp.	15,600	973
†	NewMarket Corp.	3,600	944
†	Huntsman Corp.	59,100	940
†	Georgia Gulf Corp.	22,200	916
†	CF Industries Holdings Inc.	4,300	874
	Worthington Industries Inc.	24,300	632
†	Cytec Industries Inc.	7,500	516
	Sherwin-Williams Co.	2,300	354
	Eagle Materials Inc.	4,700	275
*	SunCoke Energy Inc.	13,500	210
*	Resolute Forest Products	15,500	205
	Minerals Technologies Inc.	3,400	136
	Kaiser Aluminum Corp.	1,700	105
			12,176
Telecommunication Services (1.1%)
†	AT&T Inc.	26,000	876
*	MetroPCS
	Communications Inc.	76,390	759
†	Verizon Communications Inc.	10,800	467
			2,102
Utilities (4.7%)
†	Pinnacle West Capital Corp.	18,800	958
†	NV Energy Inc.	52,600	954
†	American Water Works Co.
	Inc.	25,400	943
†	Ameren Corp.	30,000	922
†	DTE Energy Co.	15,200	913
	Portland General Electric Co.	33,200	908
†	PNM Resources Inc.	43,935	901

Market Neutral Fund

			Market
			Value
		Shares	($000)
†	Public Service Enterprise
	Group Inc.	26,200	802
†	Atmos Energy Corp.	14,000	492
	Vectren Corp.	13,900	409
	Wisconsin Energy Corp.	9,700	357
			8,559
Total Common Stocks—Long Positions
(Cost $150,600)			173,482
Common Stocks Sold Short (-95.2%)
Consumer Discretionary (-14.3%)
*	Visteon Corp.	(19,500)	(1,049)
*	Chipotle Mexican Grill Inc.
	Class A	(3,500)	(1,041)
	Gentex Corp.	(55,300)	(1,041)
*	Liberty Media Corp. -
	Liberty Capital Class A	(8,800)	(1,021)
*	CarMax Inc.	(27,171)	(1,020)
	Johnson Controls Inc.	(33,000)	(1,013)
	Wendy’s Co.	(215,400)	(1,012)
*	TripAdvisor Inc.	(24,000)	(1,007)
*	Fossil Inc.	(10,600)	(987)
*	LKQ Corp.	(46,000)	(971)
*	Hyatt Hotels Corp. Class A	(25,100)	(968)
*	Amazon.com Inc.	(3,800)	(954)
	Vail Resorts Inc.	(17,500)	(947)
	Monro Muffler Brake Inc.	(27,000)	(944)
*	Shutterfly Inc.	(29,800)	(890)
*	Jos A Bank Clothiers Inc.	(19,800)	(843)
	Tiffany & Co.	(14,523)	(833)
	Cablevision Systems Corp.
	Class A	(54,700)	(817)
*	WMS Industries Inc.	(44,600)	(781)
*	Under Armour Inc. Class A	(15,500)	(752)
	Ralph Lauren Corp. Class A	(4,800)	(720)
*	BJ’s Restaurants Inc.	(21,500)	(707)
	Guess? Inc.	(26,500)	(650)
*	MGM Resorts International	(55,400)	(645)
	Family Dollar Stores Inc.	(9,500)	(602)
*	NVR Inc.	(550)	(506)
	Morningstar Inc.	(7,650)	(481)
	Sotheby’s	(12,400)	(417)
*	Liberty Ventures Class A	(5,300)	(359)
	DeVry Inc.	(15,000)	(356)
	Sirius XM Radio Inc.	(108,900)	(315)
*	Penn National Gaming Inc.	(6,400)	(314)
	Staples Inc.	(22,900)	(261)
	Interpublic Group of Cos.
	Inc.	(22,000)	(243)
*	Discovery Communications
	Inc. Class A	(3,700)	(235)
	Las Vegas Sands Corp.	(4,500)	(208)
*	Scientific Games Corp.
	Class A	(23,500)	(204)
			(26,114)

			Market
			Value
		Shares	($000)
Consumer Staples (-4.9%)
	Flowers Foods Inc.	(42,170)	(981)
	Kellogg Co.	(17,500)	(977)
	Sysco Corp.	(30,750)	(974)
	Clorox Co.	(13,200)	(967)
	Mead Johnson Nutrition Co.	(14,300)	(942)
	Coca-Cola Co.	(25,500)	(924)
	Avon Products Inc.	(50,900)	(731)
	Archer-Daniels-Midland Co.	(20,600)	(564)
	PriceSmart Inc.	(6,200)	(478)
	Walgreen Co.	(12,700)	(470)
	Estee Lauder Cos. Inc.
	Class A	(4,300)	(257)
*	Monster Beverage Corp.	(4,800)	(254)
	Molson Coors Brewing Co.
	Class B	(5,500)	(235)
*	Elizabeth Arden Inc.	(5,100)	(230)
			(8,984)
Energy (-6.9%)
*	Kosmos Energy Ltd.	(82,900)	(1,024)
*	FMC Technologies Inc.	(22,200)	(951)
	EQT Corp.	(15,800)	(932)
	Peabody Energy Corp.	(34,000)	(905)
	Kinder Morgan Inc.	(25,200)	(890)
*	Bill Barrett Corp.	(49,200)	(875)
	SM Energy Co.	(16,700)	(872)
	Range Resources Corp.	(13,750)	(864)
	CONSOL Energy Inc.	(26,800)	(860)
*	Laredo Petroleum Holdings
	Inc.	(42,500)	(772)
*	Concho Resources Inc.	(9,200)	(741)
*	Dresser-Rand Group Inc.	(9,850)	(553)
	Cimarex Energy Co.	(9,400)	(543)
*	Approach Resources Inc.	(20,000)	(500)
	QEP Resources Inc.	(15,900)	(481)
*	Halcon Resources Corp.	(61,300)	(424)
*	Gulfport Energy Corp.	(5,800)	(222)
*	PDC Energy Inc.	(6,200)	(206)
			(12,615)
Financials (-14.6%)
*	TFS Financial Corp.	(108,600)	(1,045)
*	Genworth Financial Inc.
	Class A	(138,800)	(1,042)
	Charles Schwab Corp.	(69,600)	(999)
	Erie Indemnity Co. Class A	(14,400)	(997)
	Leucadia National Corp.	(41,500)	(987)
*	Berkshire Hathaway Inc.
	Class B	(11,000)	(987)
	Hartford Financial
	Services Group Inc.	(43,800)	(983)
	Lazard Ltd. Class A	(32,800)	(979)
	TCF Financial Corp.	(80,550)	(979)
	Hancock Holding Co.	(30,700)	(974)
	Iberiabank Corp.	(19,500)	(958)

Market Neutral Fund

			Market
			Value
		Shares	($000)
	Endurance Specialty
	Holdings Ltd.	(24,100)	(957)
*	E*TRADE Financial Corp.	(106,870)	(956)
	Aon plc	(17,100)	(951)
	Mercury General Corp.	(23,900)	(949)
*	Alleghany Corp.	(2,800)	(939)
*	CIT Group Inc.	(24,300)	(939)
	First Niagara Financial
	Group Inc.	(116,800)	(926)
	Community Bank
	System Inc.	(33,500)	(917)
	Hanover Insurance
	Group Inc.	(23,600)	(914)
	Progressive Corp.	(42,200)	(890)
	CME Group Inc.	(17,500)	(887)
	Loews Corp.	(21,700)	(884)
	Bank of the Ozarks Inc.	(26,000)	(870)
	LPL Financial Holdings Inc.	(30,900)	(870)
	TD Ameritrade Holding
	Corp.	(42,600)	(716)
	RLI Corp.	(8,700)	(563)
*	Markel Corp.	(1,200)	(520)
	Old Republic
	International Corp.	(39,500)	(421)
	Cullen/Frost Bankers Inc.	(5,600)	(304)
	MetLife Inc.	(6,100)	(201)
	Reinsurance Group
	of America Inc. Class A	(2,000)	(107)
			(26,611)
Health Care (-7.4%)
*	BioMarin
	Pharmaceutical Inc.	(20,700)	(1,019)
*	Waters Corp.	(11,600)	(1,011)
*	MEDNAX Inc.	(12,500)	(994)
*	HMS Holdings Corp.	(37,600)	(975)
	DENTSPLY
	International Inc.	(24,600)	(974)
*	Forest Laboratories Inc.	(26,800)	(947)
	Johnson & Johnson	(13,200)	(925)
*	Catamaran Corp.	(19,500)	(919)
*	QIAGEN NV	(50,600)	(918)
	CR Bard Inc.	(9,000)	(880)
*	Ariad Pharmaceuticals Inc.	(40,400)	(775)
*	Alexion Pharmaceuticals Inc.	(6,750)	(633)
	Becton Dickinson and Co.	(6,800)	(532)
	Thermo Fisher Scientific Inc.	(7,850)	(501)
*	Express Scripts Holding Co.	(8,600)	(464)
*	Cepheid Inc.	(11,600)	(392)
*	WellCare Health Plans Inc.	(7,400)	(360)
*	Hologic Inc.	(11,200)	(224)
*	Volcano Corp.	(4,400)	(104)
			(13,547)

			Market
			Value
		Shares	($000)
Industrials (-16.0%)
	Precision Castparts Corp.	(5,500)	(1,042)
	Expeditors International
	of Washington Inc.	(26,300)	(1,040)
	Watsco Inc.	(13,635)	(1,021)
	Xylem Inc.	(37,600)	(1,019)
	Nordson Corp.	(16,100)	(1,016)
*	Kirby Corp.	(16,400)	(1,015)
	SPX Corp.	(14,300)	(1,003)
	Simpson Manufacturing
	Co. Inc.	(30,400)	(997)
	CH Robinson
	Worldwide Inc.	(15,700)	(993)
	Graco Inc.	(19,200)	(989)
	Joy Global Inc.	(15,100)	(963)
*	Stericycle Inc.	(10,300)	(961)
	URS Corp.	(24,300)	(954)
*	Clean Harbors Inc.	(17,000)	(935)
	Woodward Inc.	(24,350)	(928)
	MSC Industrial
	Direct Co. Inc. Class A	(12,300)	(927)
	Knight Transportation Inc.	(63,140)	(924)
*	Acacia Research Corp.	(35,700)	(916)
*	II-VI Inc.	(49,900)	(912)
	Waste Management Inc.	(26,500)	(894)
*	IHS Inc. Class A	(9,200)	(883)
	UTi Worldwide Inc.	(64,700)	(867)
*	GrafTech International Ltd.	(90,900)	(854)
*	Owens Corning	(22,700)	(840)
*	Genesee & Wyoming Inc.
	Class A	(10,900)	(829)
	Deere & Co.	(9,300)	(804)
*	Atlas Air Worldwide
	Holdings Inc.	(17,700)	(784)
	Fluor Corp.	(12,450)	(731)
	Heartland Express Inc.	(45,800)	(599)
	Waste Connections Inc.	(14,650)	(495)
*	Hub Group Inc. Class A	(14,550)	(489)
	WW Grainger Inc.	(2,100)	(425)
	Fastenal Co.	(5,700)	(266)
*	Colfax Corp.	(5,400)	(218)
	Pentair Ltd.	(4,300)	(211)
	KAR Auction Services Inc.	(7,900)	(160)
*	FTI Consulting Inc.	(4,500)	(149)
			(29,053)
Information Technology (-18.1%)
*	Compuware Corp.	(97,600)	(1,061)
*	CoStar Group Inc.	(11,700)	(1,046)
*	FleetCor Technologies Inc.	(19,450)	(1,043)
	FLIR Systems Inc.	(46,700)	(1,042)
	AVX Corp.	(96,500)	(1,040)
*	Hittite Microwave Corp.	(16,200)	(1,006)
	Solera Holdings Inc.	(18,700)	(1,000)

Market Neutral Fund

			Market
			Value
		Shares	($000)
*	Acme Packet Inc.	(44,550)	(985)
*	Lam Research Corp.	(27,100)	(979)
	Cognex Corp.	(26,500)	(976)
*	Bankrate Inc.	(77,560)	(966)
*	Salesforce.com Inc.	(5,670)	(953)
*	ViaSat Inc.	(24,500)	(953)
	QUALCOMM Inc.	(15,300)	(949)
*	Fortinet Inc.	(44,900)	(946)
*	SanDisk Corp.	(21,400)	(932)
*	Google Inc. Class A	(1,300)	(922)
*	VeriFone Systems Inc.	(31,000)	(920)
	Corning Inc.	(72,500)	(915)
	Blackbaud Inc.	(39,900)	(911)
*	Take-Two Interactive
	Software Inc.	(81,795)	(901)
*	Concur Technologies Inc.	(13,200)	(891)
	Paychex Inc.	(28,600)	(891)
*	QLIK Technologies Inc.	(41,000)	(891)
*	Informatica Corp.	(27,000)	(819)
*	Juniper Networks Inc.	(40,869)	(804)
*	Polycom Inc.	(76,300)	(798)
*	Finisar Corp.	(46,800)	(763)
*	International Rectifier Corp.	(43,000)	(762)
*	Semtech Corp.	(25,300)	(732)
*	Diodes Inc.	(40,200)	(698)
*	ANSYS Inc.	(10,000)	(673)
*	SS&C Technologies
	Holdings Inc.	(26,400)	(610)
*	Rovi Corp.	(37,150)	(573)
*	F5 Networks Inc.	(5,300)	(515)
	Altera Corp.	(12,700)	(437)
*	Nuance
	Communications Inc.	(19,300)	(431)
*	Dealertrack
	Technologies Inc.	(9,300)	(267)
	Dolby Laboratories Inc.
	Class A	(7,300)	(214)
*	Red Hat Inc.	(3,800)	(201)
	Dell Inc.	(18,300)	(185)
	Microchip Technology Inc.	(4,300)	(140)
*	TiVo Inc.	(10,400)	(128)
	MKS Instruments Inc.	(4,400)	(114)
			(32,983)
Materials (-6.8%)
	Sealed Air Corp.	(59,500)	(1,042)
*	Stillwater Mining Co.	(80,600)	(1,030)
	Nucor Corp.	(23,600)	(1,019)
	Ecolab Inc.	(14,100)	(1,014)
	Compass Minerals
	International Inc.	(12,100)	(904)
	Sonoco Products Co.	(30,000)	(892)
	Southern Copper Corp.	(23,100)	(875)
	Globe Specialty Metals Inc.	(63,500)	(873)

		Market
		Value
	Shares	($000)
Hecla Mining Co.	(146,000)	(851)
Royal Gold Inc.	(10,100)	(821)
Aptargroup Inc.	(17,100)	(816)
Walter Energy Inc.	(21,000)	(753)
* Allied Nevada Gold Corp.	(24,800)	(747)
Cliffs Natural Resources Inc.	(8,300)	(320)
Newmont Mining Corp.	(4,500)	(209)
* Tahoe Resources Inc.	(7,900)	(145)
		(12,311)

Telecommunication Services (-1.0%)
* SBA Communications Corp.
Class A	(13,510)	(959)
Cogent Communications
Group Inc.	(21,860)	(495)
* Level 3
Communications Inc.	(17,700)	(409)
		(1,863)
Utilities (-5.2%)
Dominion Resources Inc.	(18,500)	(958)
AGL Resources Inc.	(23,900)	(955)
Northeast Utilities	(24,400)	(954)
ITC Holdings Corp.	(12,300)	(946)
National Fuel Gas Co.	(18,500)	(938)
South Jersey Industries Inc.	(18,400)	(926)
Pepco Holdings Inc.	(45,760)	(897)
Exelon Corp.	(27,800)	(827)
New Jersey Resources
Corp.	(20,500)	(812)
Duke Energy Corp.	(6,900)	(440)
MDU Resources Group Inc.	(14,400)	(306)
NiSource Inc.	(11,200)	(279)
Westar Energy Inc.	(8,200)	(235)
		(9,473)
Total Common Stocks Sold Short
(Proceeds $170,013)		(173,554)
Temporary Cash Investment (5.1%)
Money Market Fund (5.1%)
1 Vanguard Market Liquidity
Fund, 0.162%
(Cost $9,387)	9,387,091	9,387
†Other Assets and Liabilities—
Net (94.9%)		172,912
Net Assets (100%)		182,227

Market Neutral Fund

Market
Value•
($000)
Statement of Assets and Liabilities
Assets
Investment in Securities,
Long Positions, at Value
Unaffiliated Issuers	173,482
Affiliated Vanguard Funds	9,387
Total Long Positions	182,869
Cash Segregated for Short Positions	172,613
Other Assets	750
Total Assets	356,232
Liabilities
Securities Sold Short, at Value	173,554
Other Liabilities	451
Total Liabilities	174,005
Net Assets (100%)	182,227

At December 31, 2012, net assets consisted of:
Amount
($000)
Paid-in Capital	198,867
Overdistributed Net Investment Income	(54)
Accumulated Net Realized Losses	(35,927)
Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions	22,882
Investment Securities Sold Short	(3,541)
Net Assets	182,227

Investor Shares—Net Assets
Applicable to 14,869,619 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	151,109
Net Asset Value Per Share—
Investor Shares	$10.16

Institutional Shares—Net Assets
Applicable to 3,081,337 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	31,118
Net Asset Value Per Share—
Institutional Shares	$10.10

See Note A in Notes to Financial Statements.
* Non-income-producing security.
† Long security positions with a value of $111,137,000 and cash of $172,613,000 are held in a segregated account at the fund’s custodian bank and pledged to a broker-dealer as collateral for the fund’s obligation to return borrowed securities. For so long as such obligations continue, the fund’s access to these assets is subject to authorization from the broker-dealer.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Statement of Operations

Year Ended
December 31, 2012
($000)
Investment Income
Income
Dividends[1]	4,559
Interest[2]	9
Total Income	4,568
Expenses
The Vanguard Group—Note B
Investment Advisory Services	177
Management and Administrative—Investor Shares	162
Management and Administrative—Institutional Shares	1
Marketing and Distribution—Investor Shares	50
Marketing and Distribution—Institutional Shares	5
Custodian Fees	25
Audit Fees	45
Shareholders’ Reports—Investor Shares	2
Shareholders’ Reports—Institutional Shares	—
Dividend Expense on Securities Sold Short	2,997
Borrowing Expense on Securities Sold Short	211
Total Expenses	3,675
Net Investment Income	893
Realized Net Gain (Loss)
Investment Securities—Long Positions	16,360
Investment Securities Sold Short	(23,411)
Realized Net Gain (Loss)	(7,051)
Change in Unrealized Appreciation (Depreciation)
Investment Securities—Long Positions	10,609
Investment Securities Sold Short	(7,852)
Change in Unrealized Appreciation (Depreciation)	2,757
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,401)

1 Dividends are net of foreign withholding taxes of $12,000.
2 Interest income from an affiliated company of the fund was $9,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Statement of Changes in Net Assets

	Year Ended December 31,
	2012	2011
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income (Loss)	893	(323)
Realized Net Gain (Loss)	(7,051)	(2,319)
Change in Unrealized Appreciation (Depreciation)	2,757	12,662
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,401)	10,020
Distributions
Net Investment Income
Investor Shares	(666)	—
Institutional Shares	(263)	—
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	(929)	—
Capital Share Transactions
Investor Shares	(3,519)	32,263
Institutional Shares	16,089	12,249
Net Increase (Decrease) from Capital Share Transactions	12,570	44,512
Total Increase (Decrease)	8,240	54,532
Net Assets
Beginning of Period	173,987	119,455
End of Period[1]	182,227	173,987
1 Net Assets—End of Period includes overdistributed net investment income/accumulated net investment losses of ($54,000) and ($77,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Financial Highlights

Investor Shares
					April 1,	Year
					2008, to	Ended
For a Share Outstanding	Year Ended December 31,				Dec. 31,	Mar. 31,
Throughout Each Period	2012	2011	2010	2009	2008[1]	2008[2]
Net Asset Value, Beginning of Period	$10.36	$9.61	$9.71	$10.97	$12.45	$12.19
Investment Operations
Net Investment Income (Loss)	.045	(.024)	(.038)[3]	(.105)	.084	.311[3]
Net Realized and Unrealized Gain (Loss)
on Investments[4]	(.200)	.774	(.062)	(1.143)	(.838)	.909
Total from Investment Operations	(.155)	.750	(.100)	(1.248)	(.754)	1.220
Distributions
Dividends from Net Investment Income	(.045)	—	—	(.012)	(.132)	(.607)
Distributions from Realized Capital Gains	—	—	—	—	(.594)	(.353)
Total Distributions	(.045)	—	—	(.012)	(.726)	(.960)
Net Asset Value, End of Period	$10.16	$10.36	$9.61	$9.71	$10.97	$12.45

Total Return[5]	-1.50%	7.80%	-1.03%	-11.38%	-6.11%	10.15%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$151	$158	$116	$53	$73	$45
Ratio of Expenses to
Average Net Assets
Based on Total Expenses[6]	1.88%[7]	1.69%[7]	1.84%[7]	2.80%[7]	2.13%[8]	3.09%
Net of Expenses Waived/Reimbursed[2,6]	1.88%[7]	1.69%[7]	1.84%[7]	2.80%[7]	2.13%[8]	2.79%
Net of Expenses Waived/Reimbursed
and Dividend and Borrowing Expense
on Securities Sold Short[6]	0.25%	0.25%	0.30%	0.39%	0.46%[8]	1.16%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.44%	(0.22%)	(0.38%)	(0.97%)	1.15%[8]	2.69%
Portfolio Turnover Rate	89%	91%	153%	142%	161%	214%

1 The fund’s fiscal year-end changed from March 31 to December 31, effective December 31, 2008.
2 Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund reorganized into Vanguard Market Neutral Fund effective December 1, 2007. Prior to December 1, 2007, the fund’s advisor and other service providers waived or reimbursed certain fund expenses.
3 Calculated based on average shares outstanding.
4 Includes increases from redemption fees of $.00, $.00, $.00, $.04, $.00, and $.00. Effective May 23, 2012, the redemption fee was eliminated.
5 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
6 Includes performance-based advisory fee increases (decreases) of (0.07%) for fiscal 2010, (0.10%) for fiscal 2009, and (0.02%) for fiscal 2008. Performance-based investment advisory fees did not apply prior to 2008 and after fiscal 2010.
7 Includes 2012 dividend and borrowing expense on securities sold short of 1.52% and 0.11%, respectively. Includes 2011 dividend and borrowing expense on securities sold short of 1.30% and 0.14%, respectively. Includes 2010 dividend and borrowing expense on securities sold short of 1.49% and 0.05%, respectively. Includes 2009 dividend and borrowing expense on securities sold short of 1.42% and 0.99%, respectively.
8 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Financial Highlights

Institutional Shares
					April 1,	Year
					2008, to	Ended
For a Share Outstanding	Year Ended December 31,				Dec. 31,	Mar. 31,
Throughout Each Period	2012	2011	2010	2009	2008[1]	2008[2]
Net Asset Value, Beginning of Period	$10.33	$9.57	$9.66	$10.90	$12.39	$12.14
Investment Operations
Net Investment Income (Loss)	.071	(.010)	(.015)[3]	(.093)	.085	.390[3]
Net Realized and Unrealized Gain (Loss)
on Investments[4]	(.215)	.770	(.075)	(1.139)	(.846)	.864
Total from Investment Operations	(.144)	.760	(.090)	(1.232)	(.761)	1.254
Distributions
Dividends from Net Investment Income	(.086)	—	—	(.008)	(.138)	(.651)
Distributions from Realized Capital Gains	—	—	—	—	(.591)	(.353)
Total Distributions	(.086)	—	—	(.008)	(.729)	(1.004)
Net Asset Value, End of Period	$10.10	$10.33	$9.57	$9.66	$10.90	$12.39

Total Return[5]	-1.39%	7.94%	-0.93%	-11.31%	-6.20%	10.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$31	$16	$3	$16	$17	$12
Ratio of Expenses to
Average Net Assets
Based on Total Expenses[6]	1.78%[7]	1.59%[7]	1.74%[7]	2.73%[7]	2.08%[8]	2.97%
Net of Expenses Waved/Reimbursed[2,6]	1.78%[7]	1.59%[7]	1.74%[7]	2.73%[7]	2.08%[8]	2.56%
Net of Expenses Waved/Reimbursed
and Dividend and Borrowing
Expense on Securities Sold Short[6]	0.15%	0.15%	0.20%	0.32%	0.41%[8]	0.93%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.54%	(0.12%)	(0.28%)	(0.90%)	1.20%[8]	2.92%
Portfolio Turnover Rate	89%	91%	153%	142%	161%	214%

1 The fund’s fiscal year-end changed from March 31 to December 31, effective December 31, 2008.
2 Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund reorganized into Vanguard Market Neutral Fund effective December 1, 2007. Prior to December 1, 2007, the fund’s advisor and other service providers waived or reimbursed certain fund expenses.
3 Calculated based on average shares outstanding.
4 Includes increases from redemption fees of $.00, $.00, $.00, $.03, $.00, and $.00. Effective May 23, 2012, the redemption fee was eliminated.
5 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
6 Includes performance-based advisory fee increases (decreases) of (0.07%) for fiscal 2010, (0.10%) for fiscal 2009, and (0.02%) for fiscal 2008. Performance-based investment advisory fees did not apply prior to 2008 and after fiscal 2010.
7 Includes 2012 dividend and borrowing expense on securities sold short of 1.52% and 0.11%, respectively. Includes 2011 dividend and borrowing expense on securities sold short of 1.30% and 0.14%, respectively. Includes 2010 dividend and borrowing expense on securities sold short of 1.49% and 0.05%, respectively. Includes 2009 dividend and borrowing expense on securities sold short of 1.42% and 0.99%, respectively.
8 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Market Neutral Fund

Notes to Financial Statements

Vanguard Market Neutral Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Short Sales: Short sales are the sales of securities that the fund does not own. The fund may sell a security it does not own in anticipation of a decline in the value of that security. In order to deliver the security to the purchaser, the fund borrows the security from a broker-dealer. The fund must segregate, as collateral for its obligation to return the borrowed security, an amount of cash and long security positions at least equal to the market value of the security sold short. This results in the fund holding a significant portion of its assets in cash. The fund later closes out the position by returning the security to the lender, typically by purchasing the security in the open market. A gain, limited to the price at which the fund sold the security short, or a loss, theoretically unlimited in size, is recognized upon the termination of the short sale. The fund may receive a portion of the income from the investment of collateral, or be charged a fee on borrowed securities, based on the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The net amounts of income or fees are recorded as interest income (for net income received) or borrowing expense on securities sold short (for net fees charged) on the Statement of Operations. Dividends on securities sold short are reported as an expense in the Statement of Operations.

Cash collateral segregated for securities sold short is recorded as an asset in the Statement of Assets and Liabilities. Long security positions segregated as collateral are shown in the Statement of Net Assets.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2009–2012), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Other: Dividend income (or dividend expense on short positions) is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares prior to May 23, 2012, were credited to paid-in capital.

Market Neutral Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 2012, the fund had contributed capital of $25,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At December 31, 2012, 100% of the market value of the fund’s investments was based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2012, the fund has $41,000 of ordinary income available for distribution. The fund had available capital losses totaling $35,902,000 to offset future net capital gains. Of this amount, $24,465,000 is subject to expiration dates; $19,593,000 may be used to offset future net capital gains through December 31, 2017, and $4,872,000 through December 31, 2018. Capital losses of $11,437,000 realized beginning in fiscal 2011 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards.

At December 31, 2012, the cost of long security positions for tax purposes was $160,012,000. Net unrealized appreciation of long security positions for tax purposes was $22,857,000, consisting of unrealized gains of $26,485,000 on securities that had risen in value since their purchase and $3,628,000 in unrealized losses on securities that had fallen in value since their purchase. Tax-basis

Market Neutral Fund

net unrealized depreciation on securities sold short was $3,541,000, consisting of unrealized gains of $9,290,000 on securities that had fallen in value since their sale and $12,831,000 in unrealized losses on securities that had risen in value since their sale.

E. During the year ended December 31, 2012, the fund purchased $169,329,000 of investment securities and sold $189,819,000 of investment securities, other than temporary cash investments. The proceeds of short sales and the cost of purchases to cover short sales were $227,987,000 and $253,482,000 respectively.

F. Capital share transactions for each class of shares were:

		Year Ended		Year Ended
	December 31, 2012		December 31, 2011
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	57,126	5,525	76,944	7,539
Issued in Lieu of Cash Distributions	664	66	—	—
Redeemed[1]	(61,309)	(5,998)	(44,681)	(4,371)
Net Increase (Decrease)—Investor Shares	(3,519)	(407)	32,263	3,168
Institutional Shares
Issued	16,536	1,608	13,291	1,293
Issued in Lieu of Cash Distributions	262	26	—	—
Redeemed[1]	(709)	(68)	(1,042)	(104)
Net Increase (Decrease)—Institutional Shares	16,089	1,566	12,249	1,189

1 Net of redemption fees for fiscal 2012 and 2011 of $8,000 and $15,000, respectively (fund totals). Effective May 23, 2012, the redemption fee was eliminated.

At December 31, 2012, the Vanguard Managed Payout Distribution Focus Fund was the record or beneficial owner of 53% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

G. In preparing the financial statements as of December 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Montgomery Funds and the Shareholders of Vanguard Market Neutral Fund:

In our opinion, the accompanying statements of net assets and of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Market Neutral Fund (constituting Vanguard Montgomery Funds, hereafter referred to as the “Fund”) at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and broker and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

February 14, 2013

Special 2012 tax information (unaudited) for Vanguard Market Neutral Fund

This information for the fiscal year ended December 31, 2012, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $929,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gain, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Market Neutral Fund Investor Shares
Periods Ended December 31, 2012
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-1.50%	-3.09%	0.79%
Returns After Taxes on Distributions	-1.56	-3.46	0.25
Returns After Taxes on Distributions and Sale of Fund Shares	-0.89	-2.76	0.45

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended December 31, 2012
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Market Neutral Fund	6/30/2012	12/31/2012	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$995.62	$10.11
Institutional Shares	1,000.00	995.72	9.36
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,015.07	$10.21
Institutional Shares	1,000.00	1,015.83	9.45

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 2.01% for Investor Shares and 1.86% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 180 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital; Trustee of
F. William McNabb III	The Conference Board.
Born 1957. Trustee Since July 2009. Chairman of the
Board. Principal Occupation(s) During the Past Five	Amy Gutmann
Years: Chairman of the Board of The Vanguard Group,	Born 1949. Trustee Since June 2006. Principal
Inc., and of each of the investment companies served	Occupation(s) During the Past Five Years: President
by The Vanguard Group, since January 2010; Director	of the University of Pennsylvania; Christopher H.
of The Vanguard Group since 2008; Chief Executive	Browne Distinguished Professor of Political Science
Officer and President of The Vanguard Group and of	in the School of Arts and Sciences with secondary
each of the investment companies served by The	appointments at the Annenberg School for
Vanguard Group since 2008; Director of Vanguard	Communication and the Graduate School of Education
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Member of the
Vanguard Group (1995–2008).	National Commission on the Humanities and Social
Sciences; Trustee of Carnegie Corporation of New
York and of the National Constitution Center; Chair
IndependentTrustees	of the U. S. Presidential Commission for the Study
of Bioethical Issues.

Emerson U. Fullwood
Born 1948. Trustee Since January 2008. Principal	JoAnn Heffernan Heisen
Occupation(s) During the Past Five Years: Executive	Born 1950. Trustee Since July 1998. Principal
Chief Staff and Marketing Officer for North America	Occupation(s) During the Past Five Years: Corporate
and Corporate Vice President (retired 2008) of Xerox	Vice President and Chief Global Diversity Officer
Corporation (document management products and	(retired 2008) and Member of the Executive
services); Executive in Residence and 2010	Committee (1997–2008) of Johnson & Johnson
Distinguished Minett Professor at the Rochester	(pharmaceuticals/medical devices/consumer
Institute of Technology; Director of SPX Corporation	products); Director of Skytop Lodge Corporation
(multi-industry manufacturing), the United Way of	(hotels), the University Medical Center at Princeton,
Rochester, Amerigroup Corporation (managed health	the Robert Wood Johnson Foundation, and the Center
care), the University of Rochester Medical Center,	for Talent Innovation; Member of the Advisory Board
Monroe Community College Foundation, and North	of the Maxwell School of Citizenship and Public Affairs
Carolina A&T University.	at Syracuse University.

Rajiv L. Gupta	F. Joseph Loughrey
Born 1945. Trustee Since December 2001.[2]	Born 1949. Trustee Since October 2009. Principal
Principal Occupation(s) During the Past Five Years:	Occupation(s) During the Past Five Years: President
Chairman and Chief Executive Officer (retired 2009)	and Chief Operating Officer (retired 2009) of Cummins
and President (2006–2008) of Rohm and Haas Co.	Inc. (industrial machinery); Director of SKF AB
(chemicals); Director of Tyco International, Ltd.	(industrial machinery), Hillenbrand, Inc. (specialized
(diversified manufacturing and services), Hewlett-	consumer services), the Lumina Foundation for
Packard Co. (electronic computer manufacturing),

Education, and Oxfam America; Chairman of the	Executive Officers
Advisory Council for the College of Arts and Letters
and Member of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies at the University	Born 1967. Controller Since July 2010. Principal
of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer at IBM (information
technology services); Fiduciary Member of IBM’s	Thomas J. Higgins
Retirement Plan Committee.	Born 1957. Chief Financial Officer Since September
2008. Principal Occupation(s) During the Past Five
Scott C. Malpass	Years: Principal of The Vanguard Group, Inc.; Chief
Born 1962. Trustee Since March 2012. Principal	Financial Officer of each of the investment companies
Occupation(s) During the Past Five Years: Chief	served by The Vanguard Group; Treasurer of each of
Investment Officer and Vice President at the University	the investment companies served by The Vanguard
of Notre Dame; Assistant Professor of Finance at the	Group (1998–2008).
Mendoza College of Business at Notre Dame; Member
of the Notre Dame 403(b) Investment Committee;	Kathryn J. Hyatt
Director of TIFF Advisory Services, Inc. (investment	Born 1955. Treasurer Since November 2008. Principal
advisor); Member of the Investment Advisory	Occupation(s) During the Past Five Years: Principal of
Committees of the Financial Industry Regulatory	The Vanguard Group, Inc.; Treasurer of each of the
Authority (FINRA) and of Major League Baseball.	investment companies served by The Vanguard
Group; Assistant Treasurer of each of the investment
André F. Perold	companies served by The Vanguard Group (1988–2008).
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years: George	Heidi Stam
Gund Professor of Finance and Banking at the Harvard	Born 1956. Secretary Since July 2005. Principal
Business School (retired 2011); Chief Investment	Occupation(s) During the Past Five Years: Managing
Officer and Managing Partner of HighVista Strategies	Director of The Vanguard Group, Inc.; General Counsel
LLC (private investment firm); Director of Rand	of The Vanguard Group; Secretary of The Vanguard
Merchant Bank; Overseer of the Museum of Fine	Group and of each of the investment companies
Arts Boston.	served by The Vanguard Group; Director and Senior
Vice President of Vanguard Marketing Corporation.

Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Vanguard Senior ManagementTeam
Occupation(s) During the Past Five Years: Chairman,
President, and Chief Executive Officer of NACCO	Mortimer J. Buckley	Michael S. Miller
Industries, Inc. (forklift trucks/housewares/lignite);	Kathleen C. Gubanich	James M. Norris
Director of Goodrich Corporation (industrial products/	Paul A. Heller	Glenn W. Reed
aircraft systems and services) and the National	Martha G. King	George U. Sauter
Association of Manufacturers; Chairman of the Board	Chris D. McIsaac
of the Federal Reserve Bank of Cleveland and of
University Hospitals of Cleveland; Advisory Chairman
of the Board of The Cleveland Museum of Art.	Chairman Emeritus and Senior Advisor

John J. Brennan
Peter F. Volanakis	Chairman, 1996–2009
Born 1955. Trustee Since July 2009. Principal	Chief Executive Officer and President, 1996–2008
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director	Founder
of SPX Corporation (multi-industry manufacturing);	John C. Bogle
Overseer of the Amos Tuck School of Business	Chairman and Chief Executive Officer, 1974–1996
Administration at Dartmouth College; Advisor to the
Norris Cotton Cancer Center.

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2013 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6340 022013

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Alfred M. Rankin, Jr.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended December 31, 2012: $45,000
Fiscal Year Ended December 31, 2011: $45,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2012: $4,809,780
Fiscal Year Ended December 31, 2011: $3,978,540

(b) Audit-Related Fees.

Fiscal Year Ended December 31, 2012: $1,812,565
Fiscal Year Ended December 31, 2011: $1,341,750

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended December 31, 2012: $490,518
Fiscal Year Ended December 31, 2011: $373,830

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended December 31, 2012: $16,000
Fiscal Year Ended December 31, 2011: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2012: $506,518
Fiscal Year Ended December 31, 2011: $389,830

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MONTGOMERY FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: February 14, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MONTGOMERY FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: February 14, 2013

VANGUARD MONTGOMERY FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: February 14, 2013

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on March 27, 2012 see file Number 2-11444, Incorporated by Reference.